UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                          0-12853                 93-0370304
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


  13900 NW Science Park Drive, Portland, Oregon                    97229
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)

                                                     2
Item 5.  Other Events

     On June 9, 2003, Electro Scientific Industries, Inc. (the "Company") announced that its board of directors terminated the employment of James T. Dooley. The Company's press release announcing this event is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.
         ---------

         99.1 Press release dated June 9, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 9, 2003.


                                            Electro Scientific Industries, Inc.



                                            By   BARRY L. HARMON
                                              ---------------------------------
                                                 Barry L. Harmon
                                                 President and CEO

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated June 9, 2003.